SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2002

PACIFIC AEROSPACE & ELECTRONICS, INC.

(Exact name of registrant as specified in its charter)

Washington	000-26088	91-1744587

(State or other	(Commission	(IRS Employer

jurisdiction of	File Number)	Identification No.)

incorporation)

430 Olds Station Road, Third Floor, Wenatchee, WA	98801

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number,

including area code:	(509) 667-9600

Item 1. Changes in Control of Registrant
Item 5. Other Events
Item 7. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Exhibit 3.1
Exhibit 3.2
Exhibit 4.1
Exhibit 10.1
Exhibit 10.2
Exhibit 10.3
Exhibit 10.4
Exhibit 10.5
Exhibit 10.6
Exhibit 10.7
Exhibit 10.8
Exhibit 10.9
Exhibit 10.10
Exhibit 10.11
Exhibit 10.12
Exhibit 10.13
Exhibit 10.14
Exhibit 10.15

Item 1. Changes in Control of Registrant

On March 19, 2002, the Company completed an exchange transaction (the “Exchange”) whereby the holders (the “Noteholders”) of all of the Company’s 11 1/4% senior subordinated notes due 2005 (“Old Notes”) exchanged $63.7 million aggregate principal amount of Old Notes, together with accrued interest thereon, for shares of the Company’s common stock, shares of the Company’s Series C Convertible Preferred Stock (the “New Preferred”) and $15 million in aggregate principal amount of 10% pay-in-kind senior subordinated notes due 2007 (“New Notes”). The Noteholders, by virtue of their ownership of the common stock and the New Preferred, in the aggregate, control 97.5% of the voting power of the Company.

The New Preferred will be automatically converted into common stock following shareholder approval of an increase in the number of authorized shares of common stock. Votes with respect to the increase in the number of authorized shares of common stock of the Company will be solicited only pursuant to a proxy statement filed with and cleared by the Securitites and Exchange Commission. Following the conversion of the New Preferred into common stock, the Noteholders will beneficially own 97.5% of the outstanding shares of common stock of the Company on a fully-diluted basis.

The following table sets forth information regarding the beneficial ownership of each entity that beneficially owns more than 1% of the outstanding shares of common stock on a fully-diluted, as converted basis.

Shareholders	Fully-diluted Number of	Fully-diluted Percentage
	Common Shares	Ownership
Greenwich Street Capital Partners and its affiliates	2,644,656,383	52.44%

M.W. Post Advisory Group L.L.C., on behalf of its investment advisory clients	1,323,486,097	26.24%

Alliance Capital Management,	656,146,505	13.01%

L.P.,on behalf of its investment advisory clients

William E. Simon & Sons Special	192,984,266	3.83%

Situation Partners II, L.P. and its affiliates

Other	77,193,706	1.53%

Prior to the Exchange, the outstanding common stock of the Company was widely held. No shareholder or group of affiliated shareholders held a sufficient number of shares of common stock to exercise voting control over the Company.

In connection with the Exchange, Werner Hafelfinger, Dale L. Rasmussen, Gene C. Sharratt, Robert M. Stemmler and William A. Wheeler resigned as members of the Board of Directors. The Company’s Board of Directors was reconstituted to consist of five

2

directors, all of whom are designated by the Noteholders. Donald A. Wright, the Company’s President and Chief Executive Officer, will remain a member of the Company’s Board of Directors.

Item 5. Other Events

In addition to consummating the Exchange, the Company has entered into a new five-year senior secured loan (the “New Senior Loan”) in the principal amount of $36.0 million. The New Senior Loan was issued at a discount and will bear interest at a rate of 5% per annum. The net proceeds of the loan totaled approximately $22 million, which was used, in part, to pay off in full the Company’s 21% senior secured loan. The remainder of the proceeds of the New Senior Loan will be used for working capital, to pay the fees and costs of the restructuring and for other general corporate purposes.

Item 7. Financial Statements and Exhibits

(c) Exhibits

The following are filed as exhibits to this current report:

Exhibit Number	Description
Exhibit 3.1	Articles of Amendment of Pacific Aerospace & Electronics, Inc. filed March 19, 2002

Exhibit 3.2	Designation of Rights and Preferences for Series C Voting Convertible Preferred Stock of Pacific Aerospace and Electronics, Inc.

Exhibit 4.1	Indenture dated as of March 19, 2002, among Pacific Aerospace & Electronics, Inc., as issuer, Aeromet America, Inc., Balo Precision Parts, Inc., Cashmere Manufacturing Co., Inc., Ceramic Devices, Inc., Electronic Specialty Corporation, Northwest Technical Industries, Inc., Pacific Coast Technologies, Inc., PA&E International, Inc., Seismic Safety Products, Inc. and Skagit Engineering and Manufacturing, Inc., each as guarantors, and U.S. Bank National Association, as trustee

Exhibit 10.1	Consent executed by KeyBank National

Exhibit Number	Description

Association in favor of the Company and Pacific Coast Technologies, Inc. dated as of March 18, 2002

Exhibit 10.2	Forbearance Agreement executed by KeyBank National Association in favor of the Company dated as of March 15, 2002

Exhibit 10.3	Deed of Trust, Security Agreement And Fixture Filing With Assignment Of Leases And Rents by and among Pacific Aerospace & Electronics, Inc., Cashmere Manufacturing Co., Inc., Northwest Technical Industries, Inc., Land Title Company Of Chelan — Douglas County, Inc., and First Union National Bank (Headquarters building—430 Olds Station Road)

Exhibit 10.4	Deed of Trust, Security Agreement And Fixture Filing With Assignment Of Leases And Rents by and among Pacific Aerospace & Electronics, Inc., Cashmere Manufacturing Co., Inc., Northwest Technical Industries, Inc., Land Title Company Of Chelan — Douglas County, Inc., and First Union National Bank (Bonded Metals Division—2249 Diamond Point Road, Sequim WA)

Exhibit 10.5	Deed of Trust, Security Agreement And Fixture Filing With Assignment Of Leases And Rents by and among Pacific Aerospace & Electronics, Inc., Cashmere Manufacturing Co., Inc., Northwest Technical Industries, Inc., Land Title Company Of Chelan — Douglas County, Inc., and First Union National Bank (Cashmere Warehouse—209 Mission Street, Cashmere, WA)

Exhibit 10.6	Employment Agreement by and between Donald A. Wright and Pacific Aerospace & Electronics, Inc. dated March 19, 2002

Exhibit 10.7	Note Purchase Agreement by and among Pacific Aerospace and Electronics, Inc., the

Exhibit Number	Description

Initial Purchaser and First Union National Bank dated as of March 19, 2002

Exhibit 10.8	5.0% Senior Secured Note due May 1, 2007

Exhibit 10.9	Subsidiary Guaranty Agreement dated March 25, 2002, executed by Aeromet America, Inc., Balo Precision Parts, Inc., Cashmere Manufacturing Co., Inc., Ceramic Devices, Inc., Electronic Specialty Corporation, Northwest Technical Industries, Inc., Pacific Coast Technologies, Inc., PA&E International, Inc., Seismic Safety Products, Inc., and Skagit Engineering & Manufacturing, Inc., in favor of the holders of 5% senior secured notes due 2007 and First Union National Bank, as Collateral Agent

Exhibit 10.10	Security Agreement dated as of March 25, 2002, by and among Pacific Aerospace & Electronics, Inc., Aeromet America, Inc., Balo Precision Parts, Inc., Cashmere Manufacturing Co., Inc., Ceramic Devices, Inc., Electronic Specialty Corporation, Northwest Technical Industries, Inc., Pacific Coast Technologies, Inc., PA&E International, Inc., Seismic Safety Products, Inc., Skagit Engineering & Manufacturing, Inc., and First Union National Bank, as Collateral Agent

Exhibit 10.11	Stock Pledge Agreement dated as of March 25, 2002, by and among Pacific Aerospace & Electronics, Inc., PA&E International, Inc. and First Union National Bank, as collateral agent

Exhibit 10.12	Exchange Agreement by and among Pacific Aerospace and Electronics, Inc., Aeromet America, Inc., Balo Precision Parts, Inc., Cashmere Manufacturing Co., Inc., Ceramic Devices, Inc., Electronic Specialty Corporation, Northwest Technical Industries, Inc., Pacific Coast Technologies, Inc., PA&E International,

Exhibit Number	Description

Inc., Seismic Safety Products, Inc. and Skagit Engineering & Manufacturing, Inc. and certain holders of the Company’s 11 1/4% Senior Subordinated Notes due 2005, dated as of March 19, 2002

Exhibit 10.13	Global 10% Senior Subordinated Pay-In-Kind Note due 2007

Exhibit 10.14	Subsidiary Guarantee dated March 19, 2002 executed by Balo Precision Parts, Inc., Cashmere Manufacturing Co., Inc., Ceramic Devices, Inc., Electronic Specialty Corporation, Northwest Technical Industries, Inc., Pacific Coast Technologies, Inc., PA&E International, Inc., Seismic Safety Products, Inc. and Skagit Engineering and Manufacturing, Inc. in favor of the holders of 10% Senior Subordinated Pay-In-Kind Notes due 2007

Exhibit 10.15	Conversion Adjustment Agreement dated as of March 19, 2002, by and among Pacific Aerospace & Electronics, Inc., GSCP Recovery, Inc., GSC Recovery II, L.P., Alliance Capital Management L.P., M.W. Post Advisory Group L.L.C., William E. Simon & Sons Special Situation Partners II, L.P. and HBK Master Fund L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC AEROSPACE & ELECTRONICS, INC.

By: /s/ Donald A. Wright Donald A. Wright President & Chief Executive Officer

Dated: April 2, 2002

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 3.1	Articles of Amendment of Pacific Aerospace & Electronics, Inc. filed March 19, 2002

Exhibit 3.2	Designation of Rights and Preferences for Series C Voting Convertible Preferred Stock of Pacific Aerospace and Electronics, Inc.

Exhibit 4.1	Indenture dated as of March 19, 2002, among Pacific Aerospace & Electronics, Inc., as issuer, Aeromet America, Inc., Balo Precision Parts, Inc., Cashmere Manufacturing Co., Inc., Ceramic Devices, Inc., Electronic Specialty Corporation, Northwest Technical Industries, Inc., Pacific Coast Technologies, Inc., PA&E International, Inc., Seismic Safety Products, Inc. and Skagit Engineering and Manufacturing, Inc., each as guarantors, and U.S. Bank National Association, as trustee

Exhibit 10.1	Consent executed by KeyBank National Association in favor of the Company and Pacific Coast Technologies, Inc. dated as of March 18, 2002

Exhibit 10.2	Forbearance Agreement executed by KeyBank National Association in favor of the Company dated as of March 15, 2002

Exhibit 10.3	Deed of Trust, Security Agreement And Fixture Filing With Assignment Of Leases And Rents by and among Pacific Aerospace & Electronics, Inc., Cashmere Manufacturing Co., Inc., Northwest Technical Industries, Inc., Land Title Company Of Chelan — Douglas County, Inc., and First Union National Bank (Headquarters building—430 Olds Station Road)

Exhibit Number	Description

Exhibit 10.4	Deed of Trust, Security Agreement And Fixture Filing With Assignment Of Leases And Rents by and among Pacific Aerospace & Electronics, Inc., Cashmere Manufacturing Co., Inc., Northwest Technical Industries, Inc., Land Title Company Of Chelan — Douglas County, Inc., and First Union National Bank (Bonded Metals Division—2249 Diamond Point Road, Sequim WA)

Exhibit 10.5	Deed of Trust, Security Agreement And Fixture Filing With Assignment Of Leases And Rents by and among Pacific Aerospace & Electronics, Inc., Cashmere Manufacturing Co., Inc., Northwest Technical Industries, Inc., Land Title Company Of Chelan — Douglas County, Inc., and First Union National Bank (Cashmere Warehouse—209 Mission Street, Cashmere, WA)

Exhibit 10.6	Employment Agreement by and between Donald A. Wright and Pacific Aerospace & Electronics, Inc. dated March 19, 2002

Exhibit 10.7	Note Purchase Agreement by and among Pacific Aerospace and Electronics, Inc., the Initial Purchaser and First Union National Bank dated as of March 19, 2002

Exhibit 10.8	5.0% Senior Secured Note due May 1, 2007

Exhibit 10.9	Subsidiary Guaranty Agreement dated March 25, 2002, executed by Aeromet America, Inc., Balo Precision Parts, Inc., Cashmere Manufacturing Co., Inc., Ceramic Devices, Inc., Electronic Specialty Corporation, Northwest Technical Industries, Inc., Pacific Coast Technologies, Inc., PA&E International, Inc., Seismic Safety Products, Inc., and Skagit Engineering & Manufacturing, Inc., in favor of the holders of 5% senior secured

Exhibit Number	Description

notes due 2007 and First Union National Bank, as Collateral Agent

Exhibit 10.10	Security Agreement dated as of March 25, 2002, by and among Pacific Aerospace & Electronics, Inc., Aeromet America, Inc., Balo Precision Parts, Inc., Cashmere Manufacturing Co., Inc., Ceramic Devices, Inc., Electronic Specialty Corporation, Northwest Technical Industries, Inc., Pacific Coast Technologies, Inc., PA&E International, Inc., Seismic Safety Products, Inc., Skagit Engineering & Manufacturing, Inc., and First Union National Bank, as Collateral Agent

Exhibit 10.11	Stock Pledge Agreement dated as of March 25, 2002, by and among Pacific Aerospace & Electronics, Inc., PA&E International, Inc. and First Union National Bank, as collateral agent

Exhibit 10.12	Exchange Agreement by and among Pacific Aerospace and Electronics, Inc., Aeromet America, Inc., Balo Precision Parts, Inc., Cashmere Manufacturing Co., Inc., Ceramic Devices, Inc., Electronic Specialty Corporation, Northwest Technical Industries, Inc., Pacific Coast Technologies, Inc., PA&E International, Inc., Seismic Safety Products, Inc. and Skagit Engineering & Manufacturing, Inc. and certain holders of the Company’s 11 1/4% Senior Subordinated Notes due 2005, dated as of March 19, 2002

Exhibit 10.13	Global 10% Senior Subordinated Pay-In-Kind Note due 2007

Exhibit 10.14	Subsidiary Guarantee dated March 19, 2002 executed by Balo Precision Parts, Inc., Cashmere Manufacturing Co., Inc., Ceramic Devices, Inc., Electronic Specialty Corporation, Northwest Technical Industries, Inc., Pacific Coast Technologies, Inc., PA&E International, Inc., Seismic Safety Products, Inc. and

Exhibit Number	Description

Skagit Engineering and Manufacturing, Inc. in favor of the holders of 10% Senior Subordinated Pay-In-Kind Notes due 2007

Exhibit 10.15	Conversion Adjustment Agreement dated as of March 19, 2002, by and among Pacific Aerospace & Electronics, Inc., GSCP Recovery, Inc., GSC Recovery II, L.P., Alliance Capital Management L.P., M.W. Post Advisory Group L.L.C., William E. Simon & Sons Special Situation Partners II, L.P. and HBK Master Fund L.P.